UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 12, 2015

PHYSICIANS REALTY TRUST

(Exact name of registrant as specified in its charter)

Maryland (State or other jurisdiction of incorporation or organization)	001-36007 (Commission File Number)	46-2519850 (I.R.S. Employer Identification No.)

735 N. Water Street, Suite 1000 Milwaukee, Wisconsin (Address of principal executive offices)	53202 (Zip Code)

Registrant’s telephone number, including area code: (414) 978-6494

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

Due to the requirements of Rule 3-14 of Regulation S-X, Physicians Realty Trust (the “Company”) is presenting Rule 3-14 financial statements for the following properties.

The Company, through a subsidiary of its operating partnership, Physicians Realty L.P., acquired ten additional properties in six separate transactions, in exchange for separate payments totaling approximately $122 million. The six acquisitions include, the Bridgeport Medical Center, a medical office building located in Lakewood, Washington (the “Bridgeport Medical Center”), the Calkins Properties, which consists of five medical office buildings located in Rochester, New York (the “Calkins Properties”), the Sitex Medical Plaza, a medical office building located in Orlando, Florida (the “Sitex Medical Plaza”), the Health Park Surgery Center, a fully occupied surgery center located in Grand Blanc, Michigan (the “Health Park Surgery Center”), the Plaza Surgery Center, a fully occupied surgery center and medical office building located in Jacksonville, Florida (the “Plaza Surgery Center”), and the Livonia MOB, a medical office building, located in Livonia, Michigan (the “Livonia MOB”, and together with the Bridgeport Medical Center, the Calkins Properties, the Sitex Medical Plaza, the Health Park Surgery Center and the Plaza Surgery Center, the “Recent Properties”). In the aggregate, the Recent Properties are approximately 373,690 square feet and are further described below.

Property (1)	Location	Acquisition Date	Square feet	Price (in thousands)
Bridgeport Medical Center	Lakewood, WA	February 27, 2015	31,074	$13,750
Calkins Properties	Rochester, NY	March 31, 2015	149,939	41,000
Sitex Medical Plaza	Orlando, FL	March 31, 2015	44,717	14,600
Health Park Surgery Center	Grand Blanc, MI	April 30, 2015	59,347	18,913
Plaza Surgery Center	Jacksonville, FL	April 30, 2015	44,354	19,000
Livonia MOB	Livonia, MI	May 29, 2015	44,267	14,750
				$122,013

(1)         “MOB” means medical office building

Item 9.01       Financial Statements and Exhibits

(a)   Financial Statement of Property Acquired — Bridgeport Medical Center

The following Statement of Revenues and Certain Direct Operating Expenses are set forth in Exhibit 99.1 which are attached hereto and incorporated by reference.

Independent Auditors’ Report.

Statement of Revenues and Certain Direct Operating Expenses for the year ended December 31, 2014.

Notes to the Statement of Revenues and Certain Direct Operating Expenses.

Financial Statement of Properties Acquired — Calkins Properties

The following Statement of Revenues and Certain Direct Operating Expenses are set forth in Exhibit 99.2 which are attached hereto and incorporated by reference.

Independent Auditors’ Report.

Statement of Revenues and Certain Direct Operating Expenses for the year ended December 31, 2014.

Notes to the Statement of Revenues and Certain Direct Operating Expenses.

Financial Statement of Property Acquired — Sitex Medical Plaza

The following Statement of Revenues and Certain Direct Operating Expenses are set forth in Exhibit 99.3 which are attached hereto and incorporated by reference.

Independent Auditors’ Report.

Statement of Revenues and Certain Direct Operating Expenses for the year ended December 31, 2014.

Notes to the Statement of Revenues and Certain Direct Operating Expenses.

Financial Statements of Property Acquired — Health Park Surgery Center

The following Statements of Revenues and Certain Direct Operating Expenses are set forth in Exhibit 99.4 which are attached hereto and incorporated by reference.

Independent Auditors’ Report.

Statements of Revenues and Certain Direct Operating Expenses for the three months ended March 31, 2015 and for the year ended December 31, 2014.

Notes to the Statements of Revenues and Certain Direct Operating Expenses.

Financial Statements of Properties Acquired — Plaza Surgery Center

The following Statements of Revenues and Certain Direct Operating Expenses are set forth in Exhibit 99.5 which are attached hereto and incorporated by reference.

Independent Auditors’ Report.

Statements of Revenues and Certain Direct Operating Expenses for the three months ended March 31, 2015 and for the year ended December 31, 2014.

Notes to the Statements of Revenues and Certain Direct Operating Expenses.

Financial Statements of Property Acquired — Livonia MOB

The following Statements of Revenues and Certain Direct Operating Expenses are set forth in Exhibit 99.6 which are attached hereto and incorporated by reference.

Independent Auditors’ Report.

Statements of Revenues and Certain Direct Operating Expenses for the three months ended March 31, 2015 and for the year ended December 31, 2014.

Notes to the Statements of Revenues and Certain Direct Operating Expenses.

(b)   Pro Forma Financial Information.

The following pro forma financial statements are set forth in Exhibit 99.7 which are attached and incorporated herein by reference.

Unaudited Pro Forma Condensed Consolidated Balance Sheet as of March 31, 2015.

Notes to the Unaudited Pro Forma Condensed Consolidated Balance Sheet.

Unaudited Pro Forma Condensed Consolidated Statements of Operations for the three months ended March 31, 2015 and for the year ended December 31, 2014.

Notes to Unaudited Pro Forma Condensed Consolidated Statements of Operations.

(c) Not applicable.

(d) Exhibits

23.1                        Consent of Ernst & Young LLP

99.1                        Financial Statement of Property Acquired — Bridgeport Medical Center

99.2                        Financial Statement of Property Acquired — Calkins Properties

99.3                        Financial Statement of Property Acquired — Sitex Medical Center

99.4                        Financial Statements of Property Acquired — Health Park Surgery Center

99.5                        Financial Statements of Property Acquired — Plaza Surgery Center

99.6                        Financial Statements of Property Acquired — Livonia MOB

99.7                        Unaudited Pro Forma Financial Information

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 16, 2015	PHYSICIANS REALTY TRUST

	By:	/s/ John T. Thomas
John T. Thomas
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

23.1	Consent of Ernst & Young LLP
99.1	Financial Statement of Property Acquired — Bridgeport Medical Center
99.2	Financial Statement of Property Acquired — Calkins Properties
99.3	Financial Statement of Property Acquired — Sitex Medical Plaza
99.4	Financial Statements of Property Acquired — Health Park Surgery Center
99.5	Financial Statements of Property Acquired — Plaza Surgery Center
99.6	Financial Statements of Property Acquired — Livonia MOB
99.7	Unaudited Pro Forma Financial Information